Supplement to the currently effective PROSPECTUS

Deutsche Ultra-Short Duration Fund

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of the fund’s prospectus.

Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2008.

Eric S. Meyer, CFA, Managing Director. Portfolio Manager of the fund (through August 31, 2016). Began managing the fund in 2008.

John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2010.

Darwei Kung, Director. Portfolio Manager of the fund. Began managing the fund in 2011.

The following information replaces the existing disclosure contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of the fund’s prospectus.

Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2008.

•	Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.
•	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.
•	Head of US High Yield Bonds: New York.
•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Eric S. Meyer, CFA, Managing Director. Portfolio Manager of the fund (through August 31, 2016). Began managing the fund in 2008.

•	Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America’s subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.
•	Head of US Loan Portfolio Management, High Yield Strategies: New York.
•	BA from State University of New York, Albany; MBA from Pace University.

John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2010.

•	Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.
•	Investment industry experience began in 1993.
•	BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director. Portfolio Manager of the fund. Began managing the fund in 2011.

•	Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.
•	Portfolio Manager: New York.
•	BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Please Retain This Supplement for Future Reference

April 29, 2016

PROSTKR-635